UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2014

Commission File Number: 000-23575

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	77-0446957
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company’s Board of Directors has approved exercise of its option to redeem all outstanding convertible subordinated debentures in accordance with section 2.2 of the Debenture Agreement.  An early termination letter will be sent to subordinated debenture holders of record.  The Company has fixed March 10, 2014 as the date for early redemption.  The outstanding debentures at December 31, 2013 were $1,442,000 and are convertible to shares of the Company’s common stock at $4.50 per share.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1   Notice of Early Redemption of 9% Convertible Subordinated Debentures

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2014	COMMUNITY WEST BANCSHARES

By:	/s/Charles G. Baltuskonis

Charles G. Baltuskonis
Executive Vice President and
Chief Financial Officer